SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (section) 240.14a-11(c) or
    (section) 240.14a-12

                            POOL ENERGY SERVICES CO.
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               (Name of Registrant as Specified in Its Charter)

                            POOL ENERGY SERVICES CO.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No filing fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

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  2) Aggregate number of securities to which transaction applies:

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  3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11.

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  4) Proposed maximum aggregate value of transaction:

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  5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

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  2) Form, Schedule or Registration Statement No.:

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  3) Filing Party:

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  4) Date Filed:

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                    [LETTERHEAD OF POOL ENERGY SERVICES CO.]



December 18, 1998


TO: Pool Company 401(k) Savings Plan Participants Who Are Investing in the Pool Stock Fund

RE:  Voting The Shares of Pool Energy Services Co. Stock in Your Accounts


The number of shares on the enclosed proxy card is the number of shares in your Pool Stock Fund account in the Pool Company 401(k) Savings Plan (the "Plan") as of December 9, 1998. The Plan provides that you are entitled to direct the Plan Administrator to vote these shares.

Please read the enclosed proxy soliciting materials carefully and mark the proxy form as to how you want the Plan Administrator to instruct the Plan Trustee to vote the shares. SIGN AND DATE THE FORM AND RETURN IT TO POOL COMPANY IN THE ENCLOSED RETURN ENVELOPE.

If  your   completed  form  is  not  received  by  January  6,  1999,  the  Plan
Administrator is required and authorized to direct the Plan Trustee to vote your shares as determined by the Plan Administrator in its discretion.